UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 27, 2014

EYE ON MEDIA NETWORK, INC.

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-55035

(Commission File Number)

46-3390293

(IRS Employer Identification No.)

1500 NW 65th Avenue, Plantation, Florida 33313

(Address of Principal Executive Offices and Zip Code)

(954) 370-9900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 22, 2014, the Company entered into Share Exchange Agreements (collectively referred to as the “Exchange Agreement”) with the thirty-eight (38) shareholders (“Shareholders”) of Eye On South Florida, Inc. (“EOSF”).  Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,690,000 shares of restricted Company common stock were issued to forty (40) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF.

Item 2.01(f) Form 10 Information

Business

(a)

Business Development

Eye On Media Network, Inc. (“we”, “us”, “our”, or the “Company”) was incorporated in the State of Florida on August 2, 2013.  Since inception on August 2, 2013, the Company has been engaged in organizational efforts and obtaining initial financing.  The Company was formed as a vehicle to pursue a business combination and had made no efforts to identify a possible business combination.  The business purpose of the Company has been to seek the acquisition of or merger with, and existing company.  The Company selected August 31 as its fiscal year end.  We are a reporting company and file all reports required under sections 13 and 15d of the Exchange Act.

(b)

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company as that term is used in the Jumpstart Our Business Startups Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions included:

(i)

A requirement to have only two years of audited financial statements and only two years of related Management Discussion & Analysis disclosures;

(ii)

Exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002;

(iii)

Reduced disclosure about the emerging growth company’s executive compensation arrangements; and

(iv)

No non-binding advisory votes on executive compensation or golden parachute arrangements.

We have already taken advantage of these reduced reporting burdens, which are also available to us as a smaller reporting company as defined under Rule 12b-2of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards.  We are choosing to utilize the extended transition period for complying with new or revised accounting standards under Section 102(b)(2) of the JOBS Act.  This election allows our Company to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

We could remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) which issued more than $1 billion in non-convertible debt during the preceding three-year period.

(c)

Business of Issuer

As of August 31, 2013, the Company, based on proposed business activities, was a “blank check” company.  The U.S. Securities and Exchange Commission (the “SEC”) defines those companies as “any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies.”  Under SEC Rule 12b-2 under the Exchange Act, the Company also qualified as a “shell company,” because it had no or nominal assets (other than cash) and no or nominal operations.  Many states have enacted statutes, rules and regulations limiting the sale of securities of “blank check” companies in their respective jurisdictions.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation.  As of August 31, 2013, the Company had not entered into any definitive agreement with any party, nor had there been any specific discussions with any potential business combination candidate regarding business opportunities for the Company.  On January 22, 2014, the Company entered into Share Exchange Agreements (collectively referred to as the “Exchange Agreement”) with the shareholders (“Shareholders”) of Eye On South Florida, Inc. (“EOSF”).  Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.  As of the consummation of the Exchange Agreements, EOSF became a wholly-owned subsidiary of the Company. Our principal business activities will now occur through our operation of EOSF.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,690,000 shares of restricted Company common stock were issued to forty (40) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF.

Description of Business, Principal Products, Services

EOSF is actively engaged in the acquisition, development, production and distribution of television and multi-media programming content that is for the people and by the people, thus giving a voice back to communities with good news and entertainment that is conducive to society. Once the Company “green lights” a production, the business aggressively produces, distributes, and markets the content to the general public in each target area, utilizing proprietary technology, to deliver content to tens of millions of viewers through all communication mediums from our multi-tiered platforms, located in South Florida.

EOSF will endeavor earn income from commercial productions, event planners, corporate videos, infomercials, public announcements, pay-per-view live broadcasted transmissions and advertisers, desiring to promote their productions, events and brands alongside the various distribution mediums, whereby content is being aired and/or shared via any and all mediums that the network controls. In addition, the Company will seek to generate income from other production companies and/or television networks that request on-site filming and or our original feeds with the use of our proprietary communication technology and equipment, especially when it comes to the type of “feel good” programming and transmission that we produce and their stations want, due to the type of news and entertainment in the community that we promote, which they don’t, such as what Eye On South Florida has been doing to assist and provide valuable airtime pro-bono to non-profit organizations with sponsored ads, in order to promote their fund raising events for important causes in the community.

The EOSF Network intends to produce and distribute original news as it unfolds, along with live and live on tape entertainment programming specials and content that delivers what main stream does not, to include informative educational programming for people of all ages in the community, by way of all its vertically integrated communication mediums. Other sources of revenue such as proprietary branded merchandising and/or licensing fees derived from sharing original programming content with other affiliate TV and Satellite stations are being considered.

EOSF distribution platforms include conventional network television, over the air digital, cable television, as well as satellite, presently covering 98% of the populated world. Our technology of simulcasting, delivers content to all mediums, e.g.: web, mobile phones, tablets and any smart device with 4G or wireless connectivity, thus providing a wide array of original content programming, news, marketing merchandising, advertising and distribution.

Each EOSF medium will have its own advertising rates and revenue models, depending on the production clients’ and advertisers’ preferred demographics and target markets. In addition, EOSF will seek to receive licensure fees from the use of any proprietary technology that is sub-contracted under a co-production agreement, coupled with ongoing royalties from original programming and merchandising that the network negotiates and sells via any and all mediums that the network controls. Pay-Per-View, live streaming productions are another potential source of revenue for EOSF and each transmission, utilizing all of our proprietary tools and solutions that will be marketed and promoted for optimum results.

The EOSF television and multi-media content development and production slate will be financed by the revenues derived from its own media content, commercial production services, advertiser’s revenues, licensing fees and distribution capabilities. Additional revenue will be derived through selling programming and developing quality productions whether originally produced, or co-produced with other producers and clients interested in producing their own content for distribution in any of the EOSF Television & Multi-Media mediums that the Network controls.

The business will develop programming and we believe it will provide all of the necessary capital for the development of these projects. Upon receiving the necessary capital, the business will be able to operate at the current demand level as well as continue to produce programming, according to comprehensive budgets and be able to solicit advertisers to participate in versatile mediums in return for multiple revenue streams.  Each production, whether consisting of commercials or programming of any kind, will be subject to a separate budget. Each production will leverage this business value and generate more capital for ongoing operations of the Company.

EOSF management wants to ensure that it develops the proper content for the proper advertisers and distribution channels, before it heavily engages in the production of original programming for this business. In the meantime, the EOSF Network is currently airing content 24/7 in all of the channels that the Network currently controls including, but not limited to, archiving community news and entertainment within its www.eyeonsouthflorida.com Internet portal, hence generating unprecedented viewers from the world wide web, while promoting the brand and the advertisers whom have already entrusted us to promote their brands alongside the EOSF Network.

Distribution Methods Of The Products and Services

We are currently distributing our products and services via television in high profile DMA’s that are already allocated to reach 22.5 million households, as well as internet and various other delivery mechanisms and portals.

Competitive Business Conditions And The Smaller Reporting Company’s Competitive Position In The Industry And Methods Of Competition

We believe that our competitors usually give people in the communities programming which is of negative impact and which does not engage them. Few channels cover the positive things that the community is doing to help the less fortunate, or even to help themselves. Cable Networks specialize in specific genres and usually have great overheads and liabilities to contend with, in order to fulfill their programming agendas, while meeting the demands of advertisers. Additionally, most of the current news media networks show bias for one side or the other, whether it is the liberal point of view or the conservative point of view. Our goal is to serve all sides of the equation with equal opportunity news and entertainment programming for all opinions and voices in each community that we reach.

EOSF wants to cover and promote up-lifting and empowering content, as well as promote proactive safety matters and public announcements. In each market, there are different needs in the community and the people and their issues have a right to be heard! The essence of EOSF Network is to bring people together that is by them and for them.

The use of proprietary software technology provides EOSF many solutions when it comes to attracting viewers to watch its TV stations, live streaming programming, smart device promotions and/or to engage in its website portals that promote their EYE On Network content. For example www.eyeonsouthflorida.com delivers simultaneous live streaming in between live events and makes it possible for vast amounts of traffic to be generated, long after the events are archived on the websites.

EOSF is currently positioned in South Florida as a leader in their genre, as they continue to be the voice of the people, giving them back what they want and need in their communities. The EYE On brand will continue to offer non-profit organizations and their sponsored advertisers a medium from which to promote their production events. Sponsored brands can broaden their audience, especially during live streaming events, which are open to hundreds of millions of viewers from the World Wide Web. News like this does not get around to mainstream media, but at EOSF it does matter and it will always matter because it is what we do! We have no direct competition with the type of alternative programming we produce, benefiting the community and non-profit organizations. As a matter of fact, other main stream media networks have been coming to us to re-broadcast our content on their networks, because they now started to see the importance of what we are doing and more important how the community has reacted!

In the end, it is all about marketing and how one goes about promoting the EOSF Network and the content that is being communicated to the people. In that arena, we are equipped with the best talent and most reliable communications mediums and technology in today’s market.

Our strategy is to be a resource for other media networks to continue to approach our organization, as a source of content for their programming. We will accomplish this by making sure that we are on the cutting edge of communication, community news and entertainment and new technology. Our platform is designed to give the advertisers multiple ways and methods to broadcast their commercial messages and promote their brands to a wide audience with ease and efficiency, which translates into a time saving and more cost efficient method of producing and distributing commercial advertising and content to all the targeted people, places and even things, which will equate to a better ROI. Note: Millions of dollars are spent each year serving the multi-cultured and diverse South Florida market.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements Or Labor Contracts, Including Duration

As EOSF develops its programming property portfolio, management fully intends to license and develop strategic relationships with affiliate networks and or satellite cable networks that desire to participate in licensing EOSF’s slate of original programming. If our marketing campaigns are successful, we will be able to offer licensing of our trademarked and copyright protected proprietary works, to include new and innovative communication platforms designed to distribute content by way of versatile and vertically integrated mediums as described herein as a part of this business plan to other Networks and communication and technology service providers worldwide. Said proprietary works will be made available to other businesses and as such the fees and licensing percentages will greatly increase our profitability.

Number Of Total Employees And Number Of Full-Time Employees

At this time, the Company has five part-time contracted employees.

Risk Factors.

Because we are a Smaller Reporting Company, we are not required to provide the information required by this item.

Financial Information

Management’s Discussion And Analysis Of Financial Condition And Results Of Operations

Results of Operations for three months ended November 30, 2013

Revenues

Total Revenue.  Total revenues for the three months ended November 30, 2013 were $-0-.

Expenses

Total Expenses.  Total expenses for the three months ended November 30, 2013 were $6,030.  Total expenses consisted of professional fees of $6,000 and general and administrative expenses of $30.  Total expenses were the result of operations.

Financial Condition

Total Assets.  Total assets at November 30, 2013 were $2,470.  Total assets consist of cash of $2,470.

Total Liabilities.  Total liabilities at November 30, 2013 were $6,000.  Total liabilities consist of related party loans of $6,000.

Liquidity and Capital Resources

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company sustained a loss for the three months ended November 30, 2013 of $6,030.  The Company has an accumulated loss of $6,530 during the development stage, August 2, 2013 (date of inception) through November 30, 2013.  Because of the absence of positive cash flows from operations, the Company will require additional funding for continuing the development and marketing of products. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are presently able to meet our obligations as they come due.  At November 30, 2013 we had working capital deficit of $6,030.  Our working capital deficit is due to the results of operations.

Net cash used in operating activities for the three months ended November 30, 2013 was ($3,030).  Net cash used in operating activities for the development stage August 2, 2013 (date of inception) through November 30, 2013 was ($6,530).  Net cash used in operating activities includes our net loss, accounts payable, prepaid expense, accrued salaries and accrued interest.

Net cash used in investing activities for the three months ended November 30, 2013 was $0.  Net cash used in investing activities for the development stage August 2, 2013 (date of inception) through November 30, 2013 was $0.

Net cash provided by financing activities for the three months ended November 30, 2013 was $3,000.  Net cash provided by financing activities for the development stage August 2, 2013 (date of inception) through November 30, 2013 was $9,000.  Net cash provided by financing activities includes the issuance of common stock for $3,000 and proceeds from notes payable- related party of $6,000.

We anticipate that our future liquidity requirements will arise from the need to fund our growth from operations, pay current obligations and future capital expenditures. The primary sources of funding for such requirements are expected to be cash generated from operations and raising additional funds from the private sources and/or debt financing.  However, we can provide no assurances that we will be able to generate sufficient cash flow from operations and/or obtain additional financing on terms satisfactory to us, if at all, to remain a going concern. Our continuation as a going concern is dependent upon our ability to generate sufficient cash flow to meet our obligations on a timely basis and ultimately to attain profitability.  Our Plan of Operation for the next twelve months is to raise capital to continue to expand our operations. Although we are not presently engaged in any capital raising activities, we anticipate that we may engage in one or more private offering of our company’s securities after the completion of this offering.  We would most likely rely upon the transaction exemptions from registration provided by Regulation D, Rule 506 or conduct another private offering under Section 4(2) of the Securities Act of 1933.  See “Note 2 – Going Concern” in our financial statements for additional information as to the possibility that we may not be able to continue as a “going concern.”

We have no known demands or commitments and are not aware of any events or uncertainties that will result in or that are reasonably likely to materially increase or decrease our current liquidity.

We are not aware of any trends or known demands, commitments, events or uncertainties that will result in or that are reasonably likely to result in material increases or decreases in liquidity.

Results of Operations for the development stage, August 2, 2013 (date of inception) through August 31, 2013.

The Company was organized as of August 2, 2013.  Due to the limited operations and the date of inception of August 2, 2013, the results of operations for the year ended August 31, 2013 are not comparable to a prior period.

Revenues.

Total Revenue.  Total revenues for the development stage August 2, 2013 (date of inception) through August 31, 2013 were $-0-.

Operating Expenses.

Total Operating Expenses.  Total operating expenses for the development stage August 2, 2013 (date of inception) through August 31, 2013 were $500.  Total operating expenses consisted of professional fees of $500.

Financial Condition.

Total Assets.  Total assets at August 31, 2013 were $5,500.  Total assets consist of cash in the amount of $2,500 and prepaid expenses of $3,000.

Total Liabilities.  Total liabilities at August 31, 2013 were $3,000.  Total liabilities consist of a related party loan of $3,000.

Liquidity and Capital Resources.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern which contemplates, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business.

The Company sustained a loss of $500 for the year ended August 31, 2013.    Because of the absence of positive cash flows from operations, the Company will require additional funding for continuing the development and marketing of products. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are presently able to meet our obligations as they come due.  At August 31, 2013 we had a working capital deficit of $500.  Our working capital deficit is due to the results of operations.

Net cash used in operating activities for the development stage August 2, 2013 (date of inception) through August 31, 2013 was ($3,500).    Net cash used in operating activities includes our net income (loss) and accrued expenses.

Net cash provided by financing activities for the development stage August 2, 2013 (date of inception) through August 31, 2013 was $6,000.  Net cash provided by financing activities includes the proceeds from stock sales of $3,000 and a related party loan of $3,000.

Capital Resources.

We had no material commitments for capital expenditures as of November 30, 2013.

Off-Balance Sheet Arrangements

We have made no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Subsequent Events.

On January 22, 2014, the Company entered into Share Exchange Agreements (collectively referred to as the “Exchange Agreement”) with the shareholders (“Shareholders”) of Eye On South Florida, Inc. (“EOSF”).  Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,690,000 shares of restricted Company common stock were issued to forty (40) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF.

The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

Properties.

We neither rent nor own any properties. We utilize the office space and equipment of our management at no cost. Management estimates such amounts to be immaterial. We currently have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of January 22, 2014, the number of shares of common stock owned of record and beneficially by our executive officers, directors and persons who beneficially own more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Jack Namer (1) 1500 NW 65th Ave. Plantation, FL 33313	11,000,000	48.74%
Amy Nalewaik 1500 NW 65th Ave. Plantation, FL 33313	10,000,000	44.31%

(1) Jack Namer is our Chief Executive Officer and the sole director for our Company.

The following table sets forth, as of January 22, 2014, the number of shares of common stock owned of record and beneficially by our executive officers, directors and persons who beneficially own more than 5% of the outstanding shares of our Series “A” Convertible Preferred Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Jack Namer (1) 1500 NW 65th Ave. Plantation, FL 33313	50,000,000	100%

(1) Jack Namer is our Chief Executive Officer and the sole director for our Company.

The Series “A” Convertible Preferred Stock has 15 votes per share and is convertible into 10 shares of our common stock at the election of the shareholder.

Directors and Executive Officers.

Identification of Directors and Executive Officers.

Our officers and directions and additional information concerning them are as follows:

Name	Age	Position
Jack Namer (1)	63	President, Chief Executive Officer, Treasurer, Secretary, Principal Executive Officer and Principal Accounting Officer, Director (1)

(1) Jack Namer will serve as a director until the next annual shareholder meeting.

Jack Namer, President, Chief Executive Officer, Treasurer, Secretary, Principal Executive Officer, Principal Accounting Officer and Director.

From 2011 through the present, Mr. Jack Namer has been the Chief Executive Officer for Eye On South Florida.com, which was incorporated as Eye On South Florida, Inc. in January 2013. Mr. Namer has been responsible for the development from inception of a concept for the real-time broadcast quality delivery via the Internet and all existing smart devices. He also has been engaged in arranging and delivering low-power television transmission of current events for non-profit entities and organizations. These events include black-tie fundraising events, press conferences and the like.  Mr. Namer intends to use his past experience in the television marketplace for developing content on a national basis for all affinity groups to facilitate delivery of their respective messages.

From 2006 through 2011, Mr. Namer was employed as the Chief Executive Officer for BlackBook2.com, LLC in Fort Lauderdale Florida.  Mr. Namer developed and implemented the Internet portal for BlackBook2.com.  His responsibilities with the company included portal development and pricing; development of website coding and e-commerce techniques; negotiating contracts with advertisers; negotiating strategic contracts with various high-profile Internet search engines to drive viewers to the company portal; and negotiating stock-purchase acquisitions of various telecommunications companies. Mr. Namer sold the controlling interest of BlackBook2.com, Inc. to a public company in May 2011.

Throughout Mr. Namer’s business career, he has been substantially involved in mergers and acquisitions involving various companies with which he has been associated.  As a result of this vast business experience spanning in excess of 25 years, we believe that Mr. Namer is very well suited to assist our Company in locating a merger or acquisition candidate and serve as the Chief Executive Officer for our Company and consummating a business transaction for the benefit of our Company and its shareholders.

Significant Employees.  None.

Family Relationships.  None.

Involvement in Certain Legal Proceedings. There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders of decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of Registrant during the past ten years.

The Board of Directors acts as the Audit Committee, and the Board has no separates committees.  The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such expert.  The Company intends to continue to search for a qualified individual for hire.

Executive Compensation

The following table sets forth information concerning the annual and long-term compensation of our Chief Executive Officer, and the executive officers who served at the end of the period April 30, 2013, for services rendered in all capacities to us.  The listed individuals shall hereinafter be referred to as the “Named Executive Officers.”  Currently, we have no employment agreements with any of our Directors or Officers.  All of our directors are unpaid.  Compensation for the future will be determined when and if additional funding is obtained.

Summary Compensation Table - Officers

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive plan Compensation	Change in Pension Value And Nonqualified Deferred compensation earnings	All other Compensation	Total
Name and principal position (1)	Year	($)	($)	($)	($)	($)	($)	($)	($)
Jack Namer, President, CEO	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Director Compensation

(a)	(b)	(c)	(d)	(e)	(f)	(g)(2)	(h)
	Fees Earned or Paid in Cash	Stock Awards	Option Award(s)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and principal position (1)	($)	($)	($)	($)	($)	($)	($)
Jack Namer, President, CEO	-0-	-0-	-0-	-0-	-0-	-0-	-0-

The Company’s sole officer and director has not received any cash or non-cash remuneration since inception. He will not receive any remuneration until the consummation of an acquisition.  No remuneration of any nature has been paid for on account of services rendered by a director in such capacity.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

Compensation Committee Interlocks and Insider Participation

Currently, our Board of Directors consists of Mr. Jack Namer. We are not actively seeking additional board members at this time.  At present, the Board of Directors has not established any committees.

Certain Relationships and Related Transactions, and Director Independence

We utilize the office space and equipment of our management at no cost.

On August 7, 2013, 1,000,000 shares were issued to Jack Namer, our sole officer and director.

The main shareholder (our sole officer and director) has advanced funds ($3,000) for prepaid accounting and legal fees.  These amounts are recorded as shareholder loans.  There are no terms or interest on these short-term advances.

Except as set forth above, there have been no related party transactions, or any other transactions or relationships required to be disclosed.

We have not:

•

Established our own definition for determining whether our director or nominees for directors are “independent” nor has it adopted any other standard of independence employed by any national securities exchange or inter-dealer quotation system, though our current director would not be deemed to be “independent” under any applicable definition given that he is an officer of the company; nor,

•

Established any committees of the Board of Directors.

Given the nature of our company, its limited shareholder base and the current composition of management, the Board of Directors does not believe that we require any corporate governance committees at this time.

Legal Proceedings

Presently, there are not any material pending legal proceedings to which the Company is a party or as to which any of its property is subject, and no such proceedings are known to the Company to be threatened or contemplated against it.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

(a)  Market information

Our Common Stock is not listed or trading on any stock exchange.

(b) Holders

As of January 22, 2014, there are forty (40) holders of an aggregate of 24,690,000 shares of our Common Stock issued and outstanding.

(c)

Dividends.

We have not paid any cash dividends to date and do not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business.

Recent Sale of Unregistered Securities

On August 7, 2013, 1,000,000 shares each were issued to Jack Namer, James Fish and Newton Berwig for cash consideration of $1,000.00 each for an aggregate amount of $3,000.00.  Such shares were issued pursuant to an exemption from registration in Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

On January 22, 2014, the Company entered into Share Exchange Agreements (collectively referred to as the “Exchange Agreement”) with the shareholders (“Shareholders”) of Eye On South Florida, Inc. (“EOSF”).  Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,690,000 shares of restricted Company common stock were issued to forty (40) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF.

The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

Description of Registrant’s Securities to be Registered

(a)  Common and Preferred Stock.

We are authorized by our Certificate of Incorporation to issue an aggregate of 1,650,000,000 shares of capital stock, of which 900,000,000 are shares of common stock, par value $0.001 per share (the “Common Stock”) and 750,000,000 are shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).  As of January 22, 2014, 24,690,000 shares of Common Stock and 50,000,000 shares of Preferred Stock were issued and outstanding.

Common Stock

All outstanding shares of Common Stock are of the same class and have equal rights and attributes. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company.  All stockholders are entitled to share equally dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available.  In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities.  The stockholders do not have cumulative or preemptive rights.

Preferred Stock

Our Certificate of Incorporation authorizes the issuances of up to 750,000,000 shares of Preferred Stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the Common Stock.  In the event of issuance, the Preferred Stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company.  As of January 22, 2014, 50,000,000 shares of Preferred Stock were issued and outstanding.

(b) Debt Securities.

None.

(c) Other Securities To Be Registered.

None.

Indemnification of Directors and Officers

Our sole director and officer is indemnified as provided by the Florida corporate law and our Bylaws.  We have agreed to indemnify all of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the adjudication of such issue.

We have been advised that in the opinion of the Securities Exchange Commission indemnification for liabilities arising under the Securities Act against public policy as expressed in the Securities Act, and is, therefore, unenforceable.   In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court’s decision.

Financial Statements and Supplementary Data

Pro-forma financial statements are included herewith as Exhibit 99.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

We have not had any disagreements on accounting and financial disclosure with our accounting firm since our inception in August 2013.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On January 22, 2014, the Company entered into Share Exchange Agreements (collectively referred to as the “Exchange Agreement”) with the shareholders (“Shareholders”) of Eye On South Florida, Inc. (“EOSF”).  Pursuant to the Exchange Agreement, the Shareholders agreed to exchange each of their shares of EOSF common stock (the “Target Shares”) for one (1) share of restricted common stock of the Company.  The Shareholders are all friends, business associates or family members of our sole officer and director, Jack Namer.  Each Shareholder is a sophisticated investor and was a founding member of EOSF. A representative sample of the Exchange Agreement is attached hereto as an exhibit.

Consideration for the Exchange Agreement consisted of one share of restricted common stock of the Company for each Target Share tendered by the Shareholders in the exchange.  A total of 24,690,000 shares of restricted Company common stock were issued to forty (40) Shareholders for the Target Shares. The receipt of the Target Shares was determined by the Company Board of Directors to constitute adequate consideration for issuance of the Company common stock as a result of the value of the assets of EOSF.

The aforementioned shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933.  These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering.  The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered.  We did not undertake an offering in which we sold a high number of shares to a high number of investors.  In addition, these shareholders had necessary investment intent as required by Section 4(2) since they agreed to receive shares certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Act.  This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.”  Based on an analysis of the above factors, we believe we have met the requirements to qualify for exemption under section 4(2) of the Securities Act of 1933 for this transaction.

Section 5 – Corporate Governance and Management

Item 5.06 Changes in Shell Company Status.

As a result of the execution of the Exchange Agreements with Shareholders and the resulting acquisition of Eye On South Florida, Inc., including its assets, the Company has completed a reorganization transaction that had the effect of causing it to cease being a shell company as defined in Securities and Exchange Commission Rule 12b-2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

The audited financial statements for Eye On South Florida, Inc. for the fiscal year ended August 31, 2013 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The unaudited financial statements for Eye On South Florida, Inc. for the nine months ended November 30, 2013 are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b)

Pro Forma Financial Information.

The following pro forma balance sheets have been derived from the balance sheets of Eye On Network Media, Inc. at August 31, 2013 and November 30, 2013, and adjust such information to give the effect of the acquisition of Eye On South Florida, Inc. as if it would have existed on both August 31, 2013 and November 30, 2013.  The following pro forma statements of operations have been derived from the income statement of Eye On Network Media, Inc. at August 31, 2013 and November 30, 2013and adjust such information to give the effect that the acquisition by Eye On South Florida, Inc. as if it would have existed on both August 31, 2013 and November 30, 2013. The pro forma balance sheets and statements of operations are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated on those historical dates.

(c)

Shell Company Transactions

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)

Exhibits

Exhibit No.

Description

10.1

Share Exchange Agreement

21.1

Subsidiaries of the Registrant

99.1

Audited Financial Statements for Eye On South Florida, Inc. for the year ended August 31, 2013

99.2

Unaudited Financial Statements for Eye On South Florida, Inc. for the nine months ended

November 30, 2013

99.3

Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EYE ON NETWORK MEDIA, INC.

Dated: January 27, 2014	/s/ Jack Namer
Jack Namer,
Chief Executive Officer, Chairman of the Board of Directors